                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 1999


I.    RECONCILIATION OF COLLECTION ACCOUNT:
- --------------------------------------------
       End of Period Collection Account Balance as of Prior Payment Date:                                                832,944.77

       Available Funds:
             Contract Payments due and received in this period                                                         4,095,642.38
             Contract Payments due in prior period(s) and received in this period                                        294,017.68
             Contract Payments received in this period for next period                                                   332,209.03
             Sales, Use and Property Tax payments received                                                                65,234.46
             Prepayment Amounts related to early termination in this period                                                    0.00
             Servicer Advance                                                                                            822,419.74
             Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
             Transfer from Reserve Account                                                                                10,776.55
             Interest earned on Collection Account                                                                        18,484.10
             Interest earned on Affiliated Account                                                                         1,086.69
             Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                       0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract <
               Predecessor contract)                                                                                           0.00
             Amounts paid under insurance policies                                                                             0.00
             Maintenance, Late Charges and any other amounts                                                              30,553.14

                                                                                                                 ------------------
       Total Available Funds                                                                                           6,503,368.54
       Less: Amounts to be Retained in Collection Account                                                                917,930.48
                                                                                                                 ------------------
       AMOUNT TO BE DISTRIBUTED                                                                                        5,585,438.06
                                                                                                                 ==================


       DISTRIBUTION OF FUNDS:
       ----------------------
             1.  To Trustee -  Fees                                                                                            0.00
             2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              294,017.68
             3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                     a) Class A1 Principal and Interest                                                                3,376,475.21
                     a) Class A2 Principal (distributed after A1 Note matures) and Interest                              195,000.00
                     a) Class A3 Principal (distributed after A2 Note mature) and Interest                               325,520.00
                     a) Class A4 Principal (distributed after A3 Note matures) and Interest                              219,862.50
                     a) Class A5 Principal (distributed after A4 Note mature) and Interest                               234,054.84
                     b) Class B Principal and Interest                                                                    75,133.21
                     c) Class C Principal and Interest                                                                   152,098.85
                     d) Class D Principal and Interest                                                                   103,707.33
                     e) Class E Principal and Interest                                                                   142,061.23

             4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                       0.00
             5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                     a) Residual Interest (Provided no Restricting or Amortization Event in effect)                      138,047.41
                     b) Residual Principal (Provided no Restricting or Amortization Event in effect)                     110,443.99
                     c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)            10,776.55
             6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts              115,358.39
             7.  To Servicer, Servicing Fee and other Servicing Compensations                                             92,880.87
                                                                                                                 ------------------
       TOTAL FUNDS DISTRIBUTED                                                                                         5,585,438.06
                                                                                                                 ==================

                                                                                                                 ------------------
       End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
         (if any)}                                                                                                       917,930.48
                                                                                                                 ==================

II.    RESERVE ACCOUNT
- ----------------------

Beginning Balance                                                                                                     $2,511,821.93
        - Add Investment Earnings                                                                                         10,776.55
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
        - Less Distribution to Certificate Account                                                                        10,776.55
                                                                                                                 ------------------
End of period balance                                                                                                 $2,511,821.93
                                                                                                                 ==================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,511,821.93
                                                                                                                 ==================

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 13, 1999




III.   CLASS A NOTE PRINCIPAL BALANCE
- -------------------------------------
Beginning Principal Balance of the Class A Notes
                Pool A                                                                      174,755,847.80
                Pool B                                                                       43,184,623.57
                                                                                       -------------------
                                                                                                                  217,940,471.37
Class A Overdue Interest, if any                                                                      0.00
Class A Monthly Interest - Pool A                                                               899,959.51
Class A Monthly Interest - Pool B                                                               222,392.64

Class A Overdue Principal, if any                                                                     0.00
Class A Monthly Principal - Pool A                                                            2,373,198.66
Class A Monthly Principal - Pool B                                                              855,361.74
                                                                                       -------------------
                                                                                                                    3,228,560.40
Ending Principal Balance of the Class A Notes
                Pool A                                                                      172,382,649.14
                Pool B                                                                       42,329,261.83
                                                                                       -------------------     -----------------
                                                                                                                  214,711,910.97
                                                                                                               =================
- ------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $221,020,000  Original Face $221,020,000        Balance Factor

$                     5.08  $                    14.61              97.145919%
- ------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE
- ------------------------------------


Beginning Principal Balance of the Class A Notes
                Class A1                                                                     31,920,471.37
                Class A2                                                                     40,000,000.00
                Class A3                                                                     62,400,000.00
                Class A4                                                                     41,000,000.00
                Class A5                                                                     42,620,000.00
                                                                                       -------------------

Class A Monthly Interest                                                                                          217,940,471.37
                Class A1 (Actual Number Days/360)                                               147,914.81
                Class A2                                                                        195,000.00
                Class A3                                                                        325,520.00
                Class A4                                                                        219,862.50
                Class A5                                                                        234,054.84
                                                                                       -------------------

Class A Monthly Principal
                Class A1                                                                      3,228,560.40
                Class A2                                                                              0.00
                Class A3                                                                              0.00
                Class A4                                                                              0.00
                Class A5                                                                              0.00
                                                                                       -------------------
                                                                                                                    3,228,560.40
Ending Principal Balance of the Class A2 Notes
                Class A1                                                                     28,691,910.97
                Class A2                                                                     40,000,000.00
                Class A3                                                                     62,400,000.00
                Class A4                                                                     41,000,000.00
                Class A5                                                                     42,620,000.00
                                                                                       -------------------     -----------------
                                                                                                                  214,711,910.97
                                                                                                               =================
Class A1
- ------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $35,000,000   Original Face $35,000,000         Balance Factor

$                    4.23   $                   92.24               81.976888%
- ------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 1999


V.   CLASS B NOTE PRINCIPAL BALANCE
- -----------------------------------

       Beginning Principal Balance of the Class B Notes
                          Pool A                                                           2,979,279.91
                          Pool B                                                             736,222.15
                                                                                    -------------------
                                                                                                                  3,715,502.06

       Class B Overdue Interest, if any                                                            0.00
       Class B Monthly Interest - Pool A                                                      16,112.94
       Class B Monthly Interest - Pool B                                                       3,981.73
       Class B Overdue Principal, if any                                                           0.00
       Class B Monthly Principal - Pool A                                                     40,456.85
       Class B Monthly Principal - Pool B                                                     14,581.69
                                                                                    -------------------
                                                                                                                     55,038.54
       Ending Principal Balance of the Class B Notes
                          Pool A                                                           2,938,823.06
                          Pool B                                                             721,640.46
                                                                                    -------------------     ------------------
                                                                                                                  3,660,463.52
                                                                                                            ==================

       -------------------------------------------------------------------------
       Interest Paid Per $1,000   Principal Paid Per $1,000     Ending Principal
       Original Face $3,768,000   Original Face $3,768,000      Balance Factor

       $                   5.33   $                   14.61           97.146059%
       -------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
- ------------------------------------
       Beginning Principal Balance of the Class C Notes
                          Pool A                                                           5,959,360.59
                          Pool B                                                           1,472,643.55
                                                                                    -------------------
                                                                                                                  7,432,004.14

       Class C Overdue Interest, if any                                                            0.00
       Class C Monthly Interest - Pool A                                                      33,695.22
       Class C Monthly Interest - Pool B                                                       8,326.57
       Class C Overdue Principal, if any                                                           0.00
       Class C Monthly Principal - Pool A                                                     80,913.69
       Class C Monthly Principal - Pool B                                                     29,163.37
                                                                                    -------------------
                                                                                                                    110,077.06
       Ending Principal Balance of the Class C Notes
                          Pool A                                                           5,878,446.90
                          Pool B                                                           1,443,480.18
                                                                                    -------------------     ------------------
                                                                                                                  7,321,927.08
                                                                                                            ==================

       --------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
       Original Face $7,537,000    Original Face $7,537,000      Balance Factor

       $                   5.58    $                   14.60           97.146439%
       --------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 1999


VII.   CLASS D NOTE PRINCIPAL BALANCE
- -------------------------------------

       Beginning Principal Balance of the Class D Notes
                          Pool A                                                           3,972,373.23
                          Pool B                                                             981,629.53
                                                                                    -------------------
                                                                                                                  4,954,002.76

       Class D Overdue Interest, if any                                                            0.00
       Class D Monthly Interest - Pool A                                                      24,314.23
       Class D Monthly Interest - Pool B                                                       6,008.39
       Class D Overdue Principal, if any                                                           0.00
       Class D Monthly Principal - Pool A                                                     53,942.46
       Class D Monthly Principal - Pool B                                                     19,442.25
                                                                                    -------------------
                                                                                                                     73,384.71
       Ending Principal Balance of the Class D Notes
                          Pool A                                                           3,918,430.77
                          Pool B                                                             962,187.28
                                                                                    -------------------     ------------------
                                                                                                                  4,880,618.05
                                                                                                            ==================

       --------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
       Original Face $5,024,000    Original Face $5,024,000      Balance Factor

       $                   6.04    $                   14.61           97.146060%
       --------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
- --------------------------------------
       Beginning Principal Balance of the Class E Notes
                          Pool A                                                           4,967,068.04
                          Pool B                                                           1,227,435.41
                                                                                    -------------------
                                                                                                                  6,194,503.45

       Class E Overdue Interest, if any                                                            0.00
       Class E Monthly Interest - Pool A                                                      40,357.43
       Class E Monthly Interest - Pool B                                                       9,972.91
       Class E Overdue Principal, if any                                                           0.00
       Class E Monthly Principal - Pool A                                                     67,428.08
       Class E Monthly Principal - Pool B                                                     24,302.81
                                                                                    -------------------
                                                                                                                     91,730.89
       Ending Principal Balance of the Class E Notes
                          Pool A                                                           4,899,639.96
                          Pool B                                                           1,203,132.60
                                                                                    -------------------     ------------------
                                                                                                                  6,102,772.56
                                                                                                            ==================

       --------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
       Original Face $6,282,000    Original Face $6,282,000      Balance Factor

       $                   8.01    $                   14.60           97.146968%
       --------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 1999


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
- ----------------------------------------

       Beginning Residual Principal Balance
                          Pool A                                                          5,970,472.82
                          Pool B                                                          1,475,374.58
                                                                                        --------------
                                                                                                                       7,445,847.40

       Residual Interest - Pool A                                                           109,152.84
       Residual Interest - Pool B                                                            28,894.57
       Residual Principal - Pool A                                                           81,183.41
       Residual Principal - Pool B                                                           29,260.58
                                                                                        --------------
                                                                                                                         110,443.99
       Ending Residual Principal Balance
                          Pool A                                                          5,889,289.41
                          Pool B                                                          1,446,114.00
                                                                                        --------------             ----------------
                                                                                                                       7,335,403.41
                                                                                                                   ================


X.   PAYMENT TO SERVICER
- ------------------------

        - Collection period Servicer Fee                                                                                  92,880.87
        - Servicer Advances reimbursement                                                                                294,017.68
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                115,358.39
                                                                                                                   ----------------
       Total amounts due to Servicer                                                                                     502,256.94
                                                                                                                   ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                   FOR THE PAYMENT DATE SEPTEMBER 13, 1999





XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
- -------------------------------------------

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                           198,604,402.43

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                              0.00

         Decline in Aggregate Discounted Contract Balance                                                          2,697,123.15

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                      ----------------
            ending of the related Collection Period                                                              195,907,279.28
                                                                                                               ================

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                       2,697,123.15

             - Principal portion of Prepayment Amounts                                                     0.00

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                 0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                      0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                               0.00

                                                                                                ---------------
                               Total Decline in Aggregate Discounted Contract Balance              2,697,123.15
                                                                                                ===============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                            49,077,928.79

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                              0.00

         Decline in Aggregate Discounted Contract Balance                                                            972,112.44

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                      ----------------
            ending of the related Collection Period                                                               48,105,816.35
                                                                                                               ================

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                         972,112.44

             - Principal portion of Prepayment Amounts                                                     0.00

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                 0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                      0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                               0.00

                                                                                                ---------------
                               Total Decline in Aggregate Discounted Contract Balance                972,112.44
                                                                                                ===============

                                                                                                               ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                244,013,095.63
                                                                                                               ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 1999


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                             Predecessor
                                                                Discounted              Predecessor          Discounted
          Lease #         Lessee Name                           Present Value           Lease #              Present Value
          -----------------------------------------------       -----------------       ---------------      ---------------------
                          NONE











                                                                        ---------------                        ------------------
                                                               Totals:            $0.00                                     $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                          $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                       $201,135,070.09
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES                  NO     X
                                                                                        --------------       -------------

          POOL B                                                                                             Predecessor
                                                         Discounted                     Predecessor          Discounted
          Lease #         Lessee Name                    Present Value                  Lease #              Present Value
          -------------------------------------------    ----------------------         ---------------      --------------------
                          NONE









                                                                        --------------------                  -------------------
                                                               Totals:                 $0.00                                $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                          $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                        $50,047,123.17
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                     0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
          TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES                  NO     X
                                                                                        --------------       -------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 13, 1999


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) &
     GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                          Predecessor
                                                                Discounted             Predecessor         Discounted
          Lease #     Lessee Name                               Present Value          Lease #             Present Value
          ---------------------------------------------         -------------------    -----------------   --------------------
                      None










                                                                -------------------                        --------------------
                                                       Totals:               $0.00                                        $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                     $251,182,193.26
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                 NO     X
                                                                                       --------------      -------------



          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                    Predecessor
                                                                 Discounted            Predecessor         Discounted
          Lease #     Lessee Name                                Present Value         Lease #             Present Value
          ----------------------------------------------------   -------------------   -----------------   --------------------
                      None









                                                                 -------------------                       ------------------
                                                        Totals:                $0.00                                    $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                  $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                    $50,047,123.17
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR  HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED
          TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                 NO     X
                                                                                       --------------      -------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                   FOR THE PAYMENT DATE SEPTEMBER 13, 1999





XV.    POOL PERFORMANCE MEASUREMENTS
- ------------------------------------


1.                              Aggregate Discounted Contract Balance

      Contracts Delinquent > 90 days                          Total Outstanding Contracts
      This Month                              39,843.65       This Month                                244,013,095.63
      1 Month Prior                            7,802.18       1 Month Prior                             247,682,331.22
      2 Months Prior                               0.00       2 Months Prior                                      0.00

      Total                                   47,645.83       Total                                     491,695,426.85

      a) 3 Month Average                      15,881.94       b) 3 Month Average                        163,898,475.62

      c) a/b                                       0.01%


2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                                                     Yes                         No       X
                                                                                         ------------------        ----------------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                          Yes                   No             X
                                                                                         ------------------        ----------------
      B. An Indenture Event of Default has occurred and is then continuing?          Yes                   No             X
                                                                                         ------------------        ----------------

4.    Has a Servicer Event of Default occurred?                                      Yes                   No             X
                                                                                         ------------------        ----------------


5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                               Yes                   No             X
                                                                                         ------------------        ----------------
      B. Bankruptcy, insolvency, reorganization; default/violation of any
         covenant or obligation not remedied within 90 days?                         Yes                   No             X
                                                                                         ------------------        ----------------
      C. As of any Determination date, the sum of all defaulted contracts since
         the Closing date exceeds 6% of the ADCB on the Closing Date?                Yes                   No             X
                                                                                         ------------------        ----------------




6.    Aggregate Discounted Contract Balance at Closing Date                      Balance  $     251,182,193.26
                                                                                         --------------------------------


          DELINQUENT LEASE SUMMARY

                Days Past Due                       Current Pool Balance                                # Leases
                -------------                       --------------------                                --------

                      31 - 60                            12,836,431.68                                   47
                      61 - 90                             1,842,150.93                                   14
                      91 - 180                               39,843.65                                    5


Approved By:
Lisa J. Cruikshank
Vice President